                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549


                                   FORM 8-K


                                CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): April 26, 2001


                             WORLDPAGES.COM, INC.
             (Exact name of registrant as specified in its charter)

===============================================================================
           Delaware                   001-13875                76-0549396
(State or other jurisdiction   (Commission File Number)     (I.R.S. Employer
      of incorporation)                                  Identification Number)
===============================================================================


           6801 Gaylord Parkway, Suite 300
           Dallas, Texas                                    75034
           (Address of principal executive offices)       (Zip Code)


      Registrant's telephone number, including area code:  (972) 731-6600


                                 Not Applicable
         (Former name or former address, if changed since last report.)


                               Page 1 of 4 Pages
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        ITEM 5.  OTHER EVENTS.

        On April 26, 2001, WorldPages.com, Inc., a Delaware corporation (the "Company"), entered into an Agreement and Plan of Merger, by and among, TransWestern Publishing Company LLC ("TransWestern"), a Delaware limited liability company, WorldPages Merger Subsidiary, Inc. ("Merger Subsidiary"), a Delaware corporation, and the Company ("Merger Agreement"), a copy of which is attached hereto and incorporated herein by reference in its entirety. Subject to the conditions set forth in the Merger Agreement, at the Effective Time (as defined in the Merger Agreement), Merger Subsidiary will be merged with and into the Company and each share of the Company's common stock issued and outstanding immediately prior to the Effective Time (excluding shares owned, directly or indirectly, by the Company or any wholly owned subsidiary of the Company or by TransWestern, Merger Subsidiary or any other wholly owned subsidiary of TransWestern or any Dissenting Shares (as defined in the Merger Agreement)) shall be converted into the right to receive $3.00 a share. The foregoing summary is qualified in its entirety by reference to the Merger Agreement.


                               Page 2 of 4 Pages


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        ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

                 (c)    EXHIBITS.

                        5.1 Agreement and Plan of Merger, dated as of April 26, 2001, by and among, TransWestern Publishing Company LLC, WorldPages Merger Subsidiary, Inc., and WorldPages.com, Inc.


                                   SIGNATURE


        Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                        WORLDPAGES.COM, INC.


                                        By:  /s/ Michael A. Pruss
                                            ------------------------------------
                                        Name:  Michael A. Pruss
                                        Title: Chief Financial Officer, Vice
                                               President and Secretary

Date: May 1, 2001


                               Page 3 of 4 Pages

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                               INDEX TO EXHIBITS

Exhibit No.                                                             Page No.
----------                                                              --------
5.1             Agreement and Plan of Merger, dated as of
                April 26, 2001, by and among, TransWestern
                Publishing Company LLC, and WorldPages Merger
                Subsidiary, Inc. and WorldPages.com, Inc.


                               Page 4 of 4 Pages